MainGate Trust

MainGate MLP Fund (the “Fund”)

Supplement dated January 23, 2020 to the Fund’s
Prospectus dated March 31, 2019

The sub-section Portfolio Management in the Summary Section and the sub-section Portfolio Managers in the Additional Information about Management of the Fund section are supplemented to reflect that the Fund’s current portfolio managers are Matthew G. Mead and Geoffrey P. Mavar.

Additional information regarding the Fund’s portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The Statement of Additional Information provides information about these individuals’ compensation, other accounts managed by these individuals, and these individuals’ ownership of Fund shares.